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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2007

                            EQUITABLE FINANCIAL CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         United States                   0-51514              14-1941649
         -------------                   -------              ----------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)        Identification No.)

            113-115 North Locust Street, Grand Island, Nebraska 68801
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (308) 382-3136
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS
            ---------------------------------


         On August 10, 2007, Equitable Financial Corp. (the "Company") Board of Directors appointed Thomas E. Gdowski, the Company's Executive Vice President and Chief Operating Officer, and Vincent J. Dugan to the Board of Directors of the Company. Mr. Dugan is part-owner of Trego Dugan Aviation, an aviation services company, in North Platte and Grand Island, Nebraska. Messrs. Gdowski and Dugan will serve until the next annual meeting of shareholders at which time it is anticipated that they will be nominated for election to serve a one-year term ending at the annual meeting of shareholders in 2008.

         The Board of Directors did not elect Messrs. Gdowski or Dugan pursuant to any arrangements or understandings between themselves and the Company or any other person. There are no material transactions between the newly appointed directors and the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITABLE FINANCIAL CORP.




Date:  August 13, 2007                  By: /s/ Kim E. Marco
                                            ------------------------------------
                                            Kim E. Marco
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER